Exhibit 99.2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 19, 2006
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 19, 2006, Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") took, among others, the following actions with regard to the credit ratings assigned to Ford Motor Company ("Ford"), Ford Motor Credit Company ("Ford Credit") and FCE Bank PLC ("FCE"):

·	Lowered the corporate credit rating for Ford and Ford Credit to B from B+, and lowered the short-term debt rating for Ford and Ford Credit to B-3 from B-2;

·	Lowered FCE's corporate credit rating to B+ from BB-, and lowered FCE's short-term debt rating to B-3 from B-2; and

·	Removed all ratings from CreditWatch with negative implications, while maintaining a negative outlook.

On the same date, Moody's Investors Service ("Moody's") took, among others, the following actions with regard to the credit ratings assigned to Ford and Ford Credit:

·	Lowered Ford's senior unsecured long-term debt rating to B3 from B2;

·	Lowered Ford Credit's senior unsecured long-term debt rating to B1 from Ba3; and

·	Maintained a negative outlook for Ford and Ford Credit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: September 19, 2006	By:	/s/Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary